                                                                    EXHIBIT 10

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment
No. 16 to Registration Statement No. 33-41622 of Merrill Lynch Latin America
Fund, Inc. (the "Fund") on Form N-1A of our report dated January 7, 2005 appearing in the November 30, 2004 Annual Report of the Fund, which is incorporated by reference in the Statement of Additional Information which is part of this
Registration Statement. We also consent to the reference to us under the caption "Financial Highlights" in the Prospectus, which is also a part of this
Registration Statement.

/s/ Deloitte & Touche LLP

Princeton, New Jersey
March 22, 2005